JPMORGAN INCOME FUNDS

JPMorgan Core Plus Bond Fund
(All Share Classes)
(A series of JPMorgan Trust II)

Supplement dated September 14, 2007
to the Prospectuses dated July 1, 2007

New Prospectuses for the Fund Effective September 15, 2007 to Replace July 1, 2007 Prospectuses (“July 1 Prospectuses”).  Effective September 15, 2007, because some of the investment strategies of the JPMorgan Core Plus Bond Fund (the “Fund”) will change, new Prospectuses for the Fund will replace the July 1 Prospectuses and all references to the Fund in the July 1 Prospectuses will be thereby deleted.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-CPB-907